DISCONTINUED OPERATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Revenue from sales		$ 18,248	$ 40,498
Cost of sales		15,260	35,427
Gross profit		2,988	5,071
Selling, general and administrative expenses		2,531	4,345
Operating income		457	726
Financial expenses, net		54	139
Other income, net		0	(13)
Taxes on income		249	273
Income from discontinued operation	$ 0	$ 120	$ 399